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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2006
                                                  -------------


                                CDKNET.COM, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


        Delaware                      0-27587                    22-3586087
        --------                      -------                    ----------
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                             Identification No.)


                      220 Old New Brunswick Road, Suite 202
                              Piscataway, NJ 08854
                              --------------------
                    (Address of Principal Executive Offices)


                          (732) 465-9300 (Registrant's
                          ----------------------------
                     telephone number, including area code)


                                       N/A
                                       ---
          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))I
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                                EXPLANATORY NOTE


     CDKnet.com, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K dated June 30, 2006 to file exhibits that were not included at the time of the initial filing. Only Item 9.01 and Exhibits 4.1, 4.2, 4.3, 99.1, 99.2,
99.3 and 99.4 are filed as parts of this Amendment No. 1. Unless otherwise expressly stated, this Amendment No. 1 does not reflect events occurring after the filing of the original Form 8-K, or modify or update in any way disclosures contained in the original Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

Exhibit
Number
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4.1     Form of 6% Secured Convertible Debenture due December 28, 2008
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4.2     Form of Common Stock Purchase Warrant (long term and short term warrants differ as to price and expiration date as set forth in footnotes to the form filed)
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4.3     Registration Rights Agreement, dated as of June 30, 2006, by and among the Registrant, Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund LLC - Series BUS, Andreas Typaldos and the Andreas Typaldos Family Limited Partnership
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99.1    Securities Purchase Agreement, dated as of June 30, 2006, by and among the Registrant, Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund LLC - Series BUS, Andreas Typaldos and the Andreas Typaldos Family Limited Partnership
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99.2    Security Agreement, dated as of June 30, 2006, by and among the
        Registrant, Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund LLC - Series BUS, Andreas Typaldos and the Andreas Typaldos Family Limited Partnership
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99.3    Subsidiary Guarantee dated as of June 30, 2006 executed by Arkados, Inc.
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99.4    Letter Amendment dated June 30, 2006 to the Consulting Agreement with
        Andreas Typaldos dated May 21, 2004*
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*Compensation plan or arrangement in which directors or executive officers are eligible to participate.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CDKNET.COM, INC.


Date: July 10, 2006                     By: /s/ Kirk Warshaw
                                            ---------------------------
                                            Kirk Warshaw
                                            Chief Financial Officer




























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